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Exhibit 10.33

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of August 19, 2003, is by and between LECG, LLC, a California limited liability company (the "Borrower"), the banks which are signatories hereto (each individually, a "Bank," and collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, and as administrative agent for the Banks (in such capacity, the "Agent").

RECITALS

1.
The Agent, the Banks and the Borrower entered into a Amended and Restated Credit Agreement dated as of March 31, 2003 (the "Credit Agreement"); and

2.
The Borrower wishes to acquire certain operating assets of BLDS, LLC and retention of the services of Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh pursuant to (i) that certain Asset Purchase Agreement, effective as of August 1, 2003, by and between the Borrower, the Parent, BLDS, LLC, Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh, (ii) that certain Director Practice Purchase Agreement, effective as of August 1, 2003, by and between the Borrower, the Parent, Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh and (iii) that certain Director Service Agreement, effective as of August 1, 2003, by and between the Borrower, the Parent, Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh (the "BLDS Acquisition").

3.
The Borrower desires to amend certain provisions of the Credit Agreement to, among other things, permit the BLDS Acquisition and increase the Revolving Commitment of each Bank and, in connection therewith, to issue new Revolving Notes (the "New Revolving Notes") in the form of Exhibit B attached to this Amendment, drawn to the order of each Bank in the amount of the highest Revolving Commitment Amount (as amended by this Amendment) of such Bank, and the Agent and the Banks have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

        Section 1.    Capitalized Terms.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

        Section 2.    Amendments.    The Credit Agreement is hereby amended as follows:

        2.1    Definitions.    The definition of "Fixed Charge Coverage Ratio" contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

        "Fixed Charge Coverage Ratio":    For any period of determination, the ratio of

  (a)
  EBITDA minus the sum of (i) Capital Expenditures to the extent not financed with Indebtedness permitted hereunder, (ii) cash taxes (including Distributions for Tax, but excluding one-time Distributions for Tax in the amount of $3,000,000 made upon the consummation of the First Amendment hereto relating to taxes owed for the Borrower's fiscal years ending December 31, 2000 and December 31, 2001), and (iii) cash dividends and distributions, to

  (b)
  the sum of (i) Interest Expense, (ii) all required principal payments with respect to Indebtedness (including but not limited to all payments with respect to Capitalized Lease Obligations of the Parent and its Subsidiaries) and (iii) all Performance Payments actually paid during such period of determination, in each case determined without duplication, on a consolidated basis for the Parent and its Subsidiaries and in accordance with GAAP.

        Section 1.1 of the Credit Agreement is further amended by adding the definitions of "BLDS Acquisition" and "Performance Payment" thereto in correct alphabetical order:

        "BLDS Acquisition":    The acquisition of certain operating assets of BLDS, LLC and retention of the services of Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh pursuant to (i) that certain Asset Purchase Agreement, effective as of August 1, 2003, by and between the Borrower, the Parent, BLDS, LLC, Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh, (ii) that certain Director Practice Purchase Agreement, effective as of August 1, 2003, by and between the Borrower, the Parent, Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh and (iii) that certain Director Service Agreement, effective as of August 1, 2003, by and between the Borrower, the Parent, Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh.

        "Performance Payment":    Collectively, the Goodwill Payment and the Bonus Payment, as those terms are defined in that certain Director Practice Purchase Agreement, effective as of August 1, 2003, by and between the Borrower, the Parent, Dr. Bernard R. Siskin, Dr. Leonard A. Cupingood, Dr. David W. Griffin and Dr. Samuel J. Kursh.

        2.2    Schedule of Commitment Amounts.    Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.

        2.3    New Form of Revolving Note.    Exhibit D to the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit B attached to this Amendment, which is made a part of the Credit Agreement as Exhibit D thereto.

        Section 3.    Effectiveness of Amendments.    The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

        3.1    This Amendment duly executed by the Borrower.

        3.2    The New Revolving Notes, duly executed by the Borrower.

        3.3    A copy of the company resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment and the New Revolving Notes certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the articles of organization of the Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the Borrower dated March 31, 2003, and (ii) identifying each officer of the Borrower authorized to execute this Amendment, the Revolving Notes and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

        3.4    A Reaffirmation of Guaranty and Security Agreement in the form of Exhibit C attached to this Amendment, duly executed by the Parent.

        3.5    The Borrower shall have paid (i) an amendment fee in the amount of $60,000 for the benefit of U.S. Bank National Association and (ii) an additional amendment fee in the amount of $60,000 for the benefit of LaSalle Bank National Association.

        3.6    The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

        Section 4.    Consents.

        4.1    Under Section 6.12 of the Credit Agreement, the Borrower agreed not to acquire, make, have or hold any Investments, other than Investments permitted under Section 6.12 of the Credit Agreement. The Borrower has notified the Agent and the Banks that it wishes to enter into the BLDS Acquisition. On the date on which this Amendment becomes effective, the Agent and each of the Banks hereby consents to the BLDS Acquisition. The consent to the BLDS Acquisition is limited to the express terms thereof, and nothing herein shall be deemed a consent by the Agent or the Banks to any other acquisition or to any modification of any other term, condition, representation or covenant applicable to the Borrower under the Credit Agreement. The consent set forth herein shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

        4.2    Under Section 6.7 of the Credit Agreement, the Borrower agreed not to make any Restricted Payments, other than Restricted Payments permitted under Section 6.7 of the Credit Agreement. The Borrower has notified the Agent and the Banks that it wishes to permit David J. Teece to exercise 224,000 incentive stock options at a strike price of $1.92. On the date on which this Amendment becomes effective, the Agent and each of the Banks hereby (a) consents to the exercise by David J. Teece of 224,000 incentive stock options at a strike price of $1.92 (the "Stock Option Exercise") and (b) agrees that, notwithstanding Section 2.6(b) of the Credit Agreement, the Net Cash Proceeds of the Stock Option Exercise need not be paid to the Agent for the ratable benefit of the Banks. The consent to the Stock Option Exercise is limited to the express terms thereof, and nothing herein shall be deemed a consent by the Agent or the Banks to any other stock option exercise or to any modification of any other term, condition, representation or covenant applicable to the Borrower under the Credit Agreement. The consent set forth herein shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

        Section 5.    Representations, Warranties, Authority, No Adverse Claim.

        5.1    Reassertion of Representations and Warranties, No Default.    The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Banks.

        5.2    Authority, No Conflict, No Consent Required.    The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper company action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's articles of organization, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent and the Banks. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent and the Banks.

        5.3    No Adverse Claim.    The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Banks with respect to the Obligations.

        Section 6.    Affirmation of Credit Agreement, Further References, Affirmation of Security Interest.    The Agent, each Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Agent and the Banks that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent and the Banks under the Security Agreements, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

        Section 7.    Merger and Integration, Superseding Effect.    This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

        Section 8.    Severability.    Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

        Section 9.    Successors.    The Amendment Documents shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks.

        Section 10.    Legal Expenses.    As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent)

incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent and the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

        Section 11.    Headings.    The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

        Section 12.    Counterparts.    The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

        Section 13.    Governing Law.    THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:

LECG, LLC
By:	/s/ JOHN C. BURKE John C. Burke
Title	Chief Financial Officer
U.S. BANK NATIONAL ASSOCIATION
By:	/s/ ROBERT A. ROSATI
Title	Vice President
In its individual corporate capacity and as Agent
LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ PATRICK J. O'TOOLE
Title	Vice President

EXHIBIT A TO FIRST AMENDMENT
TO CREDIT AGREEMENT

Schedule 1.1 to Credit Agreement

Commitment Amounts

Bank	Revolving Commitment Amount	Term Loan Commitment Amount
U.S. Bank National Association	$9,000,000	$9,000,000
LaSalle Bank National Association	$9,000,000	$9,000,000

EXHIBIT B TO FIRST AMENDMENT
TO CREDIT AGREEMENT AND
EXHIBIT D TO AMENDED AND
RESTATED CREDIT AGREEMENT

REVOLVING NOTE

$[ ]

[date]
Minneapolis, Minnesota

        FOR VALUE RECEIVED, LECG, LLC, a California limited liability company, hereby promises to pay to the order of [            ] (the "Bank") at the main office of U.S. Bank National Association in Minneapolis, Minnesota, in lawful money of the United States of America in Immediately Available Funds (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) on the Revolving Commitment Ending Date the principal amount of [            ] DOLLARS and NO CENTS ($[            ]) or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Bank under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rates and times set forth in the Credit Agreement.

        This note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of March 31, 2003 (as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") among the undersigned, the Bank and the other banks named therein. This note is secured, it is subject to certain mandatory prepayments and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

        In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

        This Note replaces and supersedes, and evidences indebtedness formerly evidenced by, (i) a promissory note of the undersigned in favor of [ ] dated as of March 31, 2003 in the principal amount of $6,000,000.

        THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

LECG, LLC
By

Title

EXHIBIT C TO FIRST AMENDMENT
TO CREDIT AGREEMENT

REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT
August       , 2003

U.S. Bank National Association, as Agent
U.S. Bank Place
800 Nicollet Mall
Minneapolis, Minnesota 55402

    Re:
    Guaranty Issued by the Undersigned dated March 31, 2003 (the "Guaranty") of the Obligations (as defined in the Guaranty) of LECG, LLC to the banks (the "Banks") party to the Credit Agreement (defined below) and to U.S. Bank National Association, as agent for the Banks (the "Agent")

        This will confirm (a) that the undersigned hereby consents to the terms of that First Amendment to Amended and Restated Credit Agreement dated concurrently herewith by and between LECG, LLC (the "Borrower"), the Banks and the Agent (the "First Amendment") and to the execution, delivery and consummation of the First Amendment and the New Revolving Notes (as defined in the First Amendment) and the transactions contemplated thereby by the Borrower; and (b) that the obligations of the Borrower to the Agent or any Bank under the Credit Agreement as amended by the First Amendment constitute "Obligations" of the Borrowers to the Banks within the meaning of the Guaranty. The undersigned confirms to the Agent and the Banks that the Obligations are and continue to be secured by the security interest granted by the undersigned in favor of the Agent under that certain Amended and Restated Security Agreement dated as of March 31, 2003 (as amended, restated or otherwise modified, the "Security Agreement"), and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under Guaranty or the Security Agreement, each as amended hereby, and any and all other documents and agreements entered into with respect to the obligations under the Guaranty or the Security Agreement, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

LECG HOLDING COMPANY, LLC.
By

Its

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  Exhibit 10.33
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
RECITALS
AGREEMENT
Schedule 1.1 to Credit Agreement
Commitment Amounts
REVOLVING NOTE
REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT August , 2003